                   SCHEDULE 14A INFORMATION
 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934

Filed by the Registrant  X
Filed by a Party other than the Registrant

Check the appropriate box:

    Preliminary Proxy Statement
    Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
    Definitive Proxy Statement
X   Definitive Additional Materials
    Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

                            PGI INCORPORATED
            ------------------------------------------------
            (Name of Registrant as Specified in its Charter)

            ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:
      N/A

      2)    Aggregate number of securities to which transaction applies:
      N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:
                   ----------------------------------------------------

      5)    Total fee paid:

                   ----------------------------------------------------

                    [letterhead of PGI Incorporated]



                                       December 10, 1997



To The Shareholders of PGI, Incorporated


IT IS OF THE UTMOST URGENCY THAT YOU GIVE YOUR IMMEDIATE ATTENTION TO THE ENCLOSED PROXY STATEMENT AND PROXY.


In order for the company to proceed with the important sale of a large tract of its land, it is vital that you give the enclosed proxy statement your immediate attention and that you sign and return the enclosed proxy with a favorable vote for Propositions 2 and 3 immediately.


                            On Behalf of the Board

                               Very truly yours,



/s/ Andrew S. Love                               /s/ Laurence A. Schiffer
----------------------------------               ------------------------------
Andrew S. Love, Jr.                              Laurence A. Schiffer
Chairman                                         President